Catalyst/Millburn Hedge Strategy Fund

Class A: mbxAX Class C: mbxCX Class C-1: MBXFX Class I: mbxIX

summary PROSPECTUS

NOVEMBER 1, 2020

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2020 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND

Investment Objective: The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 103 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waiver of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class C-1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a %of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%	None	1.00%[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses[2]	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses[3]	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	2.27%	3.02%	3.02%	2.02%

1) Maximum Deferred Sales Charge on Class C-1 shares applies to shares sold within 12 months of purchase.

2) The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

3) Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Class A Shares	$792	$1,244	$1,720	$3,030
Class C Shares	$305	$933	$1,587	$3,337
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Class C-1 Shares	$405	$933	$1,587	$3,337
Class I Shares	$205	$634	$1,088	$2,348

You would pay the following expenses if you did not redeem your Class C-1 shares:

	Year 1	Year 3	Year 5	Year 10
Class C-1 Shares	$305	$933	$1,587	$3,337

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2020 was 54% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, (the “Futures Component”) and (ii) equity exchange traded funds (“ETFs”), currently implemented via a portfolio of ETFs, but may also be implemented and/or augmented by single-name or baskets of equity securities, and common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund will also hold a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component: The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward contracts and options on futures contracts, and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund will invest 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets will be allocated among various asset classes including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield Corporation (the “Sub-Adviser”), utilizes a set of proprietary trading systems, which were developed by the Sub-Advisor, to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs)

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and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio including, but not limited to: profitability of an asset class or market; liquidity of a particular market; professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may result at times in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component. The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies held by the Fund and the ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund will invest 30% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary – The Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as

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changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Foreign Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a

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commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Forwards Risk. Forward contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations

Futures Contract Risk. The successful use of futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. When interest rates are at historic lows, a heightened risk to the Fund is posed by the greater potential for rising interest rates to the extent the Fund’s portfolio includes longer-term fixed income securities.

Leverage Risk. Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Advisor's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results.

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Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying

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Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each of the last ten full calendar years.   Although Class A, C and Class C-1 shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class C-1 shares would be different from Class I shares because Class A, Class C and Class C-1 shares have different expenses than Class I shares.   The performance table compares the performance of the Fund’s Class I. Class A and Class C shares over time to the performance of a broad-based market index, as well as a hedge fund index comprised of funds with similar objectives as the Fund and a treasury bill index.  Performance information for Class C-1 shares will be included after the share class has been in operation for one complete calendar year. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below includes the historical performance of the Predecessor Fund. Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.29% (quarter ended December 31, 2010), and the lowest return for a quarter was (9.56)% (quarter ended September 30, 2011). The Fund’s Class I year-to-date return as of September 30, 2020 was (9.64)%.

Average Annual Total Returns

(For periods ended December 31, 2019)

	1 Year	5 Year*	10 Year*
Class I
Return Before Taxes	13.84%	8.79%	8.63%
Return After Taxes on Distributions	11.51%	7.72%	8.10%**
Return After Taxes on Distributions and Sale of Fund Shares	8.17%	6.51%**	6.84%**
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	1.07%	0.58%
Credit Suisse Managed Futures Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	9.01%	(0.61)%	1.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Class A	1 Year	5 Year	Since Inception (12/28/15)
Return Before Taxes	7.09%	N/A	8.53%
Class C
Return Before Taxes	12..72%	N/A	9.31%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	N/A	1.33% (Class A and C shares)
Credit Suisse Managed Futures Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	9.01%	(0.61)%	(0.53)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	N/A	14.24%

* Includes the effect of performance fees paid by the investors of the predecessor limited liability partnership.

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**After Tax Returns for Class I shares are for the period beginning December 29, 2015. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. After tax returns shown are a blend of after tax returns from December 29, 2015 and return before taxes for preceding periods.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Millburn Ridgefield Corporation is the Fund's investment sub-adviser (“the Sub-Advisor”).

Portfolio Managers: Harvey Beker, Chairman and a Director of the Sub-Advisor; Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor; and Grant Smith, Co-Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in December 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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